NET FINANCE COST (Tables)	9 Months Ended
Sep. 30, 2025
NET FINANCE COST
Schedule of finance income and cost

	For the three months ended September 30,		For the nine months ended September 30,
In millions	2025	2024	2025	2024
Interest expense
Interest expense on interest bearing debt	$(8.5)	$(38.5)	$(45.1)	$(117.3)
Interest expense on lease liabilities	(8.8)	(6.4)	(24.0)	(15.6)
Interest expense related to pension liabilities	(0.1)	—	(0.3)	(0.4)
Interest expense to related parties	—	—	—	(21.8)
Other interest expense	(8.2)	0.8	(8.2)	0.2
	(25.6)	(44.1)	(77.6)	(154.9)

Foreign currency exchange gains/(losses), net & other finance costs
Exchange rate gains/(losses)	1.4	—	15.9	(12.5)
Change in fair value of interest rate derivative instruments not used in hedge accounting	—	—	—	(1.1)
Other financing income/(cost)	4.5	(4.8)	0.6	(10.4)
	5.9	(4.8)	16.5	(24.0)

Loss on debt extinguishment	—	—	—	(14.3)

Interest income	1.5	1.1	4.4	6.3

Net finance cost	$(18.2)	$(47.8)	$(56.7)	$(186.9)